Tax	12 Months Ended
Dec. 31, 2023
Disclosure of income tax [Abstract]
Tax
Note 19: Tax
Analysis of tax expense for the year

	2023 £m	20221 £m	2021 £m
UK corporation tax:
Current tax on profit for the year	(1,301)	(1,152)	(1,472)
Adjustments in respect of prior years	51	31	94
	(1,250)	(1,121)	(1,378)
Foreign tax:
Current tax on profit for the year	(101)	(74)	(51)
Adjustments in respect of prior years	3	(9)	21
	(98)	(83)	(30)
Current tax expense	(1,348)	(1,204)	(1,408)
Deferred tax:
Current year	(583)	124	546
Adjustments in respect of prior years	(54)	221	(155)
Deferred tax (expense) credit	(637)	345	391
Tax expense	(1,985)	(859)	(1,017)
The tax expense is made up as follows:

Tax credit (expense) attributable to policyholders	30	(54)	(163)
Shareholder tax expense	(2,015)	(805)	(854)
Tax expense	(1,985)	(859)	(1,017)
1    Restated for the adoption of IFRS 17; see notes 1 and 54.
Factors affecting the tax expense for the year
The UK corporation tax rate for the year was 23.5 per cent (2022: 19.0 per cent; 2021: 19.0 per cent). The increase in applicable tax rate from 2022 relates to the change in statutory tax rate effective from 1 April 2023. An explanation of the relationship between tax expense and accounting profit is set out below.

	2023 £m	2022[1] £m	2021 £m
Profit before tax	7,503	4,782	6,902
UK corporation tax thereon	(1,763)	(909)	(1,311)
Impact of surcharge on banking profits	(305)	(339)	(439)
Non-deductible costs: conduct charges	(29)	(5)	(185)
Non-deductible costs: bank levy	(35)	(28)	(22)
Other non-deductible costs	(106)	(70)	(83)
Non-taxable income	80	138	40
Tax relief on coupons on other equity instruments	124	83	81
Tax-exempt gains on disposals	35	67	140
Tax losses where no deferred tax recognised	(2)	11	(1)
Remeasurement of deferred tax due to rate changes	(14)	60	954
Differences in overseas tax rates	6	(63)	(19)
Policyholder tax	(61)	(65)	(63)
Deferred tax asset in respect of life assurance expenses	84	21	(69)
Adjustments in respect of prior years	–	243	(40)
Tax effect of share of results of joint ventures	1	(3)	–
Tax expense	(1,985)	(859)	(1,017)
1    Restated for the adoption of IFRS 17; see notes 1 and 54.
The tax impact of the IFRS 17 adjustments is recognised at the rate of tax at which it is expected to be realised. For 2022, this includes the impact of the transitional tax provisions to allow spreading of life companies’ profit or loss arising on transition to IFRS 17 over 10 years.
On 17 November 2022 the UK Government confirmed its intention to implement the G20-OECD Inclusive Framework Pillar 2 rules in the UK, including a Qualified Domestic Minimum Top-Up Tax rule. This legislation, which was enacted in 2023, will seek to ensure that UK-headquartered multinational enterprises pay a minimum tax rate of 15 per cent on UK and overseas profits arising after 31 December 2023. As the UK rate of corporation tax in 2024 will be 25 per cent, and the Group’s business is primarily in the UK, the impact of these rules on the Group is not expected to be material.
Note 19: Tax continued
Deferred tax
The Group’s deferred tax assets and liabilities are as follows:

Statutory position	2023 £m	2022[1] £m	Tax disclosure	2023 £m	2022[1] £m
Deferred tax assets	5,185	6,422	Deferred tax assets	7,409	8,741
Deferred tax liabilities	(157)	(209)	Deferred tax liabilities	(2,381)	(2,528)
Net deferred tax asset at 31 December	5,028	6,213	Net deferred tax asset at 31 December	5,028	6,213
1    Restated for the adoption of IFRS 17; see notes 1 and 54.
The statutory position reflects the deferred tax assets and liabilities as disclosed in the consolidated balance sheet and takes into account the ability of the Group to net assets and liabilities where there is a legally enforceable right of offset. The tax disclosure of deferred tax assets and liabilities ties to the amounts outlined in the tables below which splits the deferred tax assets and liabilities by type, before such netting.
Movements in deferred tax assets and liabilities (before taking into consideration the offsetting of balances within the same taxing jurisdiction) can be summarised as follows:

Deferred tax assets	Tax losses £m	Property, plant and equipment £m	Provisions £m	Long-term assurance business[1] £m	Share- based payments £m	Pension liabilities £m	Derivatives £m	Asset revaluations[2] £m	Other temporary differences £m	Total £m
At 1 January 2022	5,023	744	302	–	38	69	700	–	219	7,095
Credit (charge) to the income statement	39	(238)	113	114	(5)	(22)	(205)	8	62	(134)
Credit (charge) to other comprehensive income	–	–	(155)	–	–	–	1,928	–	–	1,773
Acquisitions	4	–	–	–	–	–	–	–	–	4
Other credit to equity	–	–	–	–	3	–	–	–	–	3
At 31 December 2022	5,066	506	260	114	36	47	2,423	8	281	8,741
Credit (charge) to the income statement	(283)	(258)	(39)	119	10	–	(84)	–	(179)	(714)
Credit (charge) to other comprehensive income	–	–	–	–	–	–	(672)	42	–	(630)
Other credit to equity	–	–	–	–	12	–	–	–	–	12
At 31 December 2023	4,783	248	221	233	58	47	1,667	50	102	7,409

Deferred tax liabilities	Capitalised software enhancements £m	Long-term assurance business[1] £m	Acquisition fair value £m	Pension assets £m	Derivatives £m	Asset revaluations[2] £m	Other temporary differences[1] £m	Total £m
At 31 December 2021	(275)	(1,162)	(352)	(1,331)	(509)	(56)	(331)	(4,016)
Adjustment on adoption of IFRS 17	–	655	–	–	–	–	31	686
At 1 January 2022	(275)	(507)	(352)	(1,331)	(509)	(56)	(300)	(3,330)
Credit (charge) to the income statement	118	507	21	29	(32)	–	(164)	479
Credit to other comprehensive income	–	–	–	283	–	56	–	339
Acquisitions	(5)	–	(1)	–	–	–	–	(6)
Exchange and other adjustments	–	–	–	–	–	–	(10)	(10)
At 31 December 2022	(162)	–	(332)	(1,019)	(541)	–	(474)	(2,528)
Credit (charge) to the income statement	70	–	38	(5)	(167)	–	141	77
Credit to other comprehensive income	–	–	–	53	–	–	66	119
Acquisitions	–	–	(58)	–	–	–	–	(58)
Exchange and other adjustments	–	–	–	–	–	–	9	9
At 31 December 2023	(92)	–	(352)	(971)	(708)	–	(258)	(2,381)
1    Restated for the adoption of IFRS 17; see notes 1 and 54.
2    Financial assets at fair value through other comprehensive income.
Note 19: Tax continued
At 31 December 2023 the Group carried net deferred tax assets on its balance sheet of £5,185 million (2022: £6,422 million) principally relating to tax losses carried forward.
Estimation of income taxes includes the assessment of recoverability of deferred tax assets. Deferred tax assets are only recognised to the extent that they are considered more likely than not to be recoverable based on existing tax laws and forecasts of future taxable profits against which the underlying tax deductions can be utilised. The Group has recognised a deferred tax asset of £4,783 million (2022: £5,066 million) in respect of trading losses carried forward. Substantially all of these losses have arisen in Bank of Scotland plc and Lloyds Bank plc, and they will be utilised as taxable profits arise in those legal entities in future periods.
The Group’s expectations of future UK taxable profits require management judgement, and take into account the Group’s long-term financial and strategic plans and anticipated future tax-adjusting items. In making this assessment, account is taken of business plans, the Board-approved operating plan and the expected future economic outlook as set out in the strategic report, as well as the risks associated with future regulatory, climate-related and other change, in order to produce a base case forecast of future UK taxable profits. Under current law there is no expiry date for UK trading losses not yet utilised, and given the forecast of future profitability and the Group’s commitment to the UK market, in management’s judgement it is more likely than not that the value of the losses will be recovered by the Group while still operating as a going concern. Banking tax losses that arose before 1 April 2015 can only be used against 25 per cent of taxable profits arising after 1 April 2016, and they cannot be used to reduce the surcharge on banking profits. These restrictions in utilisation mean that the value of the deferred tax asset in respect of tax losses is only expected to be fully recovered by 2036 (2022: 2036) in the base case forecast. The rate of recovery of the Group’s tax loss asset is not a straight line, being affected by the relative profitability of the different legal entities in future periods, and the relative size of their tax losses carried forward. It is expected in the base case that 90 per cent of the value will be recovered by 2034, when Bank of Scotland plc will have utilised all of its available tax losses. It is possible that future tax law changes could materially affect the timing of recovery and the value of these losses ultimately realised by the Group.
A deferred tax asset of £118 million (2022: £8 million) has been recognised in respect of the future tax benefit of certain expenses of the life assurance business. The increase is driven by higher forecast investment returns in the long term projections for the life insurance business due to interest rate rises which increases the amount of expenses expected to be utilised. The deferred tax asset not recognised in respect of the remaining expenses is £88 million (2022: £339 million), and these expenses can be carried forward indefinitely. The unrecognised deferred tax asset has decreased in 2023 due to utilisation of expenses in the year and the higher expected investment returns in the long term projections for the life insurance business reducing the net amount of unutilised expenses in the long term.
Deferred tax not recognised
Deferred tax assets of £160 million (2022: £156 million) have not been recognised in respect of £635 million of UK tax losses and other temporary differences which can only be used to offset future capital gains. UK capital losses can be carried forward indefinitely.
No deferred tax has been recognised in respect of foreign trade losses where it is not more likely than not that we will be able to utilise them in future periods. Of the asset not recognised, £51 million (2022: £53 million) relates to losses that will expire if not used within 20 years, and £9 million (2022: £9 million) relates to losses with no expiry date.
As a result of parent company exemptions on dividends from subsidiaries and on capital gains on disposal there are no significant taxable temporary differences associated with investments in subsidiaries, branches, associates and joint arrangements.
Critical accounting judgements and key sources of estimation uncertainty

Critical judgement:	The Group believes that its interpretation of the tax rules on group relief are correct
The Group has an open matter in relation to a claim for group relief of losses incurred in its former Irish banking subsidiary, which ceased trading on 31 December 2010. In 2013, HMRC informed the Group that its interpretation of the UK rules means that the group relief is not available. In 2020, HMRC concluded its enquiry into the matter and issued a closure notice. The Group’s interpretation of the UK rules has not changed and hence it appealed to the First Tier Tax Tribunal, with a hearing having taken place in May 2023. If the final determination of the matter by the judicial process is that HMRC’s position is correct, management believes that this would result in an increase in current tax liabilities of approximately £920 million (including interest) and a reduction in the Group’s deferred tax asset of approximately £285 million. The Group, following conclusion of the hearing and having taken appropriate advice, does not consider that this is a case where additional tax will ultimately fall due.
There are a number of other open matters on which the Group is in discussions with HMRC (including the tax treatment of certain costs arising from the divestment of TSB Banking Group plc), none of which is expected to have a material impact on the financial position of the Group.